GUARANTY AND SECURITY AGREEMENT

This GUARANTY AND SECURITY AGREEMENT, dated February ____, 2006, is from HOMETOWN AUTO FRAMINGHAM, INC., a Massachusetts corporation, FAMILY FORD, INC., a Connecticut corporation, SHAKER’S INC., a Connecticut corporation, HOMETOWN BRATTLEBORO, INC., a Vermont corporation, and SHAKER AUTO GROUP, INC., a Connecticut corporation (collectively "Guarantor"), whose addresses are respectively 1309 South Main Street, Waterbury, CT 06706; 1200 Wolcott Street, Waterbury, CT 06705; 831 Straits Turnpike, Watertown, CT 06795; 1270 Putney Road, North Brattleboro, VT 05304; and 1309 South Main Street, Waterbury, CT 06706 (collectively "Guarantor's Address"), to FORD MOTOR CREDIT COMPANY, a Delaware corporation ("Lender").

BAY STATE REALTY HOLDINGS, INC., a Massachusetts corporation ("Borrower") has requested a mortgage loan from Lender in the principal amount of $6,035,000.00 (the "Loan"), to be evidenced by the Promissory Note, dated as of even date herewith (the "Note"), from Borrower to the order of Lender, in the principal amount of the Loan. The Loan will be secured by the Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing dated as of even date herewith (the "Mortgage"), from Borrower, as mortgagor, to Lender, as mortgagee.

Lender will not make the Loan unless Guarantor guarantees payment and performance of the terms thereof and provides a security interest to secure its guaranty, and Borrower has requested Guarantor to execute this Guaranty. Borrower will use the proceeds of the Loan to pay off an existing mortgage loan, and Guarantor acknowledges that he will be benefited directly and indirectly from the Loan.

NOW, THEREFORE, in consideration of the premises and other valuable consideration, receipt of which is hereby acknowledged, and to induce Lender to make the Loan, Guarantor hereby covenants and agrees with Lender as follows:

1.    Definitions. The terms "Event of Default", "Indebtedness", "Obligations", "Transaction Documents", "Lender's Address", "Property", "Investor" and "Rating Agency" shall have the meanings set forth in the Note and the Mortgage. In addition, the following terms shall have the following meanings:

(a)   The term "Collateral" means all of the following personal property, whether now owned or hereafter acquired, (1) equipment, furniture, fixtures, supplies, machinery, materials and other goods of every kind, (2) motor vehicles, tractors, trailers, implements, service parts and accessories and inventory of every kind, (3) accounts, instruments, contract rights, chattel paper, general intangibles, commercial tort claims, deposit accounts, investment property, letter of credit rights, letters of credit, money, oil, gas and other minerals before extraction, documents and supporting obligations thereto, (4) general intangibles (including, without limitation, all trade names, trademarks, servicemarks, logos, copyrights, goodwill, books and records), (5) all monies or credits relating to the foregoing due to Borrower from any manufacturer, dealer or distributor of the foregoing, and (6) all proceeds of the foregoing, including without limitation, rentals due under any leases, proceeds of sale, exchange or other disposition of the foregoing, and any insurance proceeds of the foregoing, or any part thereof, by whomsoever obtained, together with all accessions, replacements and substitutions thereto or therefore and the proceeds and products thereof.

(b)         The term "Financial Information" means balance sheets, statements of profit and loss and other financial data furnished by Guarantor to Lender in connection with the Loan.

2.           Guaranty. Guarantor absolutely, irrevocably and unconditionally guarantees to Lender (a) the due and punctual payment of the Indebtedness as and when it shall become due and payable whether by lapse of time, by acceleration of maturity or otherwise, and (b) the performance of the Obligations, irrespective of the validity, regularity or enforceability of the Note or the other Transaction Documents. This is a guaranty of performance and payment, and not of collection.

3.           Representations and Warranties. (a) Guarantor represents and warrants to Lender that (1) Guarantor has received copies of the Transaction Documents and is familiar with and fully understands all of their terms and conditions; (2) Lender has not made any representations or warranties to Guarantor regarding the creditworthiness of Borrower or the prospects of repayment from sources other than Borrower; (3) this Guaranty is executed at the request of Borrower; (4) Guarantor has established adequate means of obtaining from Borrower on a continuing basis any information concerning Borrower's financial condition, business operations, assets and other matters bearing on the risk of non-payment of the Indebtedness, as Guarantor may deem material to its obligations hereunder, and (5) Guarantor has the power and authority to enter into this Guaranty and to guaranty the repayment of the Indebtedness and the performance of the Obligations and has taken all necessary action to insure that this Guaranty is legally valid and enforceable against Guarantor in accordance with its terms and conditions.

(b)         Further, Guarantor represents and warrants to Lender that (1) all Financial Information fairly presents the financial condition of Guarantor as of the dates thereof, and the results of its operations for the periods for which the same are furnished; (2) all other information, reports, papers and data furnished to Lender in connection with the Loan are accurate and correct in all material respects and complete insofar as completeness may be necessary to give Lender a true and accurate knowledge of the subject matter thereof; (3) there has been no change in the assets, liabilities or financial condition of Guarantor from that set forth in the Financial Information, other than changes in the ordinary course of business, none of which changes have been materially adverse to Guarantor; (4) except as specifically disclosed (as to creditor or debtor, amount and security in the Financial Information), Guarantor does not have outstanding any loan or indebtedness, other than from Lender; (5) none of the property of Guarantor is, as of the date hereof, subject to any security interest, lien or other encumbrance in favor of anyone other than Lender; (6) there is no litigation, legal or administrative proceeding, investigation or other action of any nature pending or, to the knowledge of Guarantor, threatened against or affecting Guarantor which involves the possibility of any judgment or liability not fully covered by insurance or which may materially and adversely affect any of the assets of Guarantor or its right or ability to carry on the business now conducted by Guarantor; (7) all Federal, state and other tax returns and reports of Guarantor required by law to be filed have been duly filed; and (8) all Federal, state and other taxes, assessments, fees and other governmental charges (other than those presently payable without penalty and other than those disclosed in the Financial Information) imposed upon Guarantor or the property or assets of the Guarantor which are due and payable have been paid.

4.   Security. Contemporaneous with the Loan to Borrower and to secure the payment and performance of all of Guarantor's obligations under this Guaranty, Guarantor grants to Lender a security interest in the Collateral and the proceeds thereof, now owned or hereafter acquired. Upon Lender's request, Guarantor will provide Lender with a list of all states where the Collateral is located. Guarantor hereby authorizes Lender to manually or electronically file this Guaranty and any other financing statements to perfect Lender's interest under this Guaranty in the Collateral and/or the Receivables.

5.    Covenants. Until the Indebtedness shall have been paid in full, Guarantor hereby covenants and agrees as follows:

(a)   Guarantor will maintain its existence and good standing as a corporation wherever it transacts its business, maintain the existence of its franchised dealership for the sale and service of motor vehicles and of parts, accessories and equipment therefor, and continue to transact the business presently conducted by it.

(b)   Guarantor will keep books of record and account of its operations in such form as will be satisfactory to Lender; and furnish to Lender (1) within 20 days after the end of each month, or at such other frequency as Lender may from time to time direct in writing, balance sheets and statements of profit and loss for such month, in such detail as Lender may reasonably require from time to time and certified as to the truth, accuracy and completeness of the information contained therein, in such form and by Guarantor or such directors, officers, managers, employees, or representatives of Guarantor as Lender may reasonably require from time to time, (2) at Lender's request, within 120 days after the close of each of Guarantor's fiscal years, or at such other frequency as Lender may from time to time direct in writing, a complete executed copy of a report of an examination of Guarantor's financial affairs acceptable to Lender, such report to include balance sheets and statements of profit and loss for such year in such detail as Lender may reasonably require from time to time, and (3) such other financial statements as Lender may reasonably require from time to time.

(c)   Guarantor will promptly pay when due all taxes, assessments and charges imposed upon it or upon its properties, assets, operations, products, income or securities and will also promptly pay all claims which constitute, or if unpaid may become, a lien, charge or encumbrance upon any of its properties, assets, operations, products, income or securities.

(d)   Guarantor will obtain and maintain insurance on Guarantor's property against risks, in amounts and with insurers acceptable to Lender, and cause notice of the interest of Lender, if any, to be noted on the policies of insurance. If Guarantor fails to obtain or maintain such insurance, or to furnish satisfactory evidence thereof upon request, Lender may, but shall not be required to, and without prejudice to Lender's rights hereunder if it does not, obtain such insurance, and in such event Guarantor shall pay to Lender forthwith upon demand, as an additional obligation of Guarantor to Lender, the amount incurred by Lender for such insurance, with interest thereon at the highest lawful contract rate. Guarantor hereby assigns to Lender any monies that may become payable under such insurance, including return or unearned premiums, and requests and authorizes any insurance company to make payment of such monies directly to Lender. Guarantor waives and releases Lender from all claims with respect to any and all rights.

(e)    Guarantor will provide safe storage and properly care for the Collateral and make all proper repairs thereto and at all times use, operate and enjoy the same strictly in accordance with all laws from time to time in force.

(f)     Guarantor will provide Lender with at least 30 days' prior written notice of a change in Guarantor's (1) legal name, (2) state of incorporation, registration or organization, (3) social security or Federal tax identification number, (4) location of its chief executive office, or (5) type of business organization (such as, corporation, partnership, limited liability company).

(g)    Guarantor will not create, suffer or permit any security interest, lien or other encumbrance to be levied upon or become a charge against any of the property of Guarantor, other than security interests, liens or other encumbrances which are (1) in favor of or subordinated to Lender, or (2) specifically disclosed by the Financial Information, or (3) for taxes not delinquent or being contested in good faith, or (4) liens of mechanics or materialmen arising in the ordinary course of business with respect to obligations that are not overdue or that are being contested in good faith, or (5) resulting from deposits or pledges to secure payments of workmen's compensation, unemployment insurance, old age pensions or other social security.

(h)    Guarantor will not endorse, guarantee or become surety for the payment of any debt or obligation of any individual, partnership, or corporation, directly or contingently, except for recourse on the obligations of retail purchasers of merchandise from Guarantor and in connection with endorsing checks and other negotiable instruments for deposit and collection and except for the Loan to Borrower.

(i)     Guarantor will not (1) sell, exchange, transfer or otherwise dispose of any of Guarantor's property, except in the normal course of business; (2) consolidate with or merge into any other business concern or permit any other business concern to consolidate with or merge into Guarantor; (3) sell, exchange, transfer, lease or otherwise dispose of all or any substantial part of the capital assets of Guarantor; (4) make any payment upon or transfer any assets in satisfaction, in whole or in part, of any indebtedness subordinated to any obligation owing to Lender; or (4) make or have outstanding, except loans and advances specifically disclosed by the most recent financial statement furnished by Guarantor to Lender prior to the date of this Guaranty, any loan or advance to any individual, partnership or corporation, purchase any security of any corporation or invest in the obligations of any individual, partnership or corporation.

(j)     Guarantor will not create or have outstanding any indebtedness for money borrowed except for (1) indebtedness owing to Lender, (2) indebtedness specifically disclosed by the most recent financial statement or other statements furnished by or on behalf of Guarantor to Lender prior to the date of this Guaranty, and (3) indebtedness subordinated to all obligations owing by Guarantor to Lender.

6.      Default and Remedies. Upon the occurrence of an Event of Default and in the event that Guarantor does not pay the Indebtedness or perform the Obligations in accordance with the terms and conditions of the this Guaranty and the other Transaction Documents upon receipt of the demand therefor by Lender, Lender may thereupon exercise any one or more of the following remedies:

(a)    Institute proceedings for collection of the Indebtedness or performance of the Obligations against Guarantor and/or any other party obligated therefor;

(b)    Repossess the Collateral, and Lender, personally, or by agents or attorneys, may take possession of the Collateral or any portion thereof from Guarantor, with or without notice or process of law and free from all claims of Guarantor, as follows: (1) Lender may enter upon Guarantor's premises where any of the Collateral is located, remove the Collateral without liability for suit, action or proceeding by Guarantor and use in connection with such removal of any and all services, supplies, and other facilities of Guarantor; or (2) Lender may direct Guarantor in writing to assemble the Collateral and deliver the Collateral to Lender at any place or places designated by Lender and reasonably convenient for Guarantor, including any facilities of Guarantor for maintenance or storage. In accordance with the direction of Lender, Guarantor shall at its own expense move and deliver the Collateral to Lender. Guarantor acknowledges that its obligation hereunder to deliver the Collateral to Lender is of the essence of this Agreement and that upon application to a court of equity having jurisdiction, Lender shall be entitled to a decree requiring specific performance by Guarantor of such obligation. Lender may, without charge, keep any of the Collateral repossessed by Lender pursuant to this paragraph on the premises of Guarantor pending further action by Lender. Lender also may take possession of any or all proceeds arising from the disposition of the Collateral or any portion thereof;

(c)    Dispose of the Collateral, and Lender may sell the Collateral, or any portion thereof, at one or more public or private sales, in such manner, at such time or times and upon such terms as Lender may determine, following notice to Guarantor. Guarantor agrees that any notice of sale shall be reasonable if given at least five days before the time of any intended public sale, or before the time after which private sale is to be made. Lender may hold, lease, operate or otherwise use or permit the use of the Collateral, or any portion thereof, in such manner, for such time and upon such terms as Lender may determine, and collect and retain all earnings, rents, profits and other amounts due and to become due with respect thereto. Any disposition of the Collateral may be made on the premises of Guarantor or elsewhere, at the option of Lender. Guarantor hereby agrees that Lender may, in the exercise of its remedies hereunder, use the premises on which the Collateral is located and may exercise all rights of Guarantor with respect to such premises. If Guarantor is the lessee of such premises, Guarantor hereby assigns to Lender all of Guarantor's right, title and interest in and to Guarantor's lease covering such premises (such assignment to become effective, however, only at such time as Lender shall notify Guarantor in writing thereof), and Guarantor agrees to use its best efforts to attempt to obtain any necessary consent to such assignment by the lessor thereof;

(d)    Exercise any rights of Lender with respect to that portion of the Collateral described in Section 1 (a) (3), including, without limitation, the right (1) to settle, adjust and compromise all present and future claims arising thereunder or in connection therewith; and (2) to sell, assign, pledge or make any other agreement with respect thereto or the proceeds thereof; and (3) to exercise any and all other rights and remedies that Lender would have with respect thereto if it were the absolute owner thereof. Borrower shall deliver to Lender, upon demand, all of its books and records relating to the Intangibles and all instruments and other writings relating to, evidencing or constituting all or any portion of the Intangibles; and

(e)    Exercise any other remedies granted to it under this Guaranty and the other Transaction Documents, and exercise any other remedy specifically granted to a secured party under the Uniform Commercial Code or now or hereafter existing in equity, at law, by virtue of statute or otherwise.

The proceeds of any sale, lease or use of the Collateral, less the expenses incurred by Lender in taking, holding, selling, leasing, using, preparing for sale, lease or use, and reasonable attorneys' fees and other legal expenses, shall be applied by Lender to the partial or complete satisfaction of the Indebtedness and the Obligations. Guarantor agrees to reimburse Lender upon demand for all loss, damage and expense incurred by Lender in the enforcement of the Agreement, this Guaranty, the Note and the Security Documents, including without limitation, reasonable attorneys' fees and expenses, together with interest on the amount thereof from the date the same accrued at the highest rate of interest permitted by law.

7.     Continuation of Liability. The liability of the Guarantor shall in no way be affected or impaired by (a) any amendment, alteration, extension, renewal, waiver, indulgence or other modification of the Transaction Documents; (b) any settlement or compromise in connection with the Indebtedness or the Transaction Documents; (c) any subordination of payments under the Indebtedness or Transaction Documents to any other debt or claim; (d) any substitution, exchange, release or other disposition of all or any part of the Indebtedness or Transaction Documents; (e) any failure, delay, neglect, act or omission by Lender to act in connection with the Indebtedness or Transaction Documents; (f) any advances for the purpose of performing any covenant or agreement of the Borrower, or curing any breach or Event of Default; (g) the filing by or against Borrower of bankruptcy, insolvency, reorganization or other debtor's relief afforded Borrower pursuant to the present or future provisions of the Bankruptcy Code or any other state or federal statute or by the decision of any court; (h) any action taken by Lender which would afford Borrower a defense based on any anti-deficiency statute of the state where the Property is located, including without limitation, the exercise by Lender of its right to conduct a sale of all or any part of the Property, or (i) any other matter whether similar or dissimilar to the foregoing. The obligations of Guarantor are unconditional, notwithstanding any defect in the genuineness, validity, regularity or enforceability of the Indebtedness or the Transaction Documents, or any other circumstances whether or not referred to herein, which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor, excluding the acts or omissions of Lender. Guarantor and Lender (by its acceptance of this Guaranty) confirm that the parties intend that this Guaranty and the obligations of Guarantor hereunder not be a fraudulent transfer or conveyance for purposes of the federal bankruptcy law, any state insolvency, receivership, fraudulent conveyance or transfer law, or any other applicable federal or state law, Therefore, the obligations of Guarantor under this Guaranty at any time shall be limited to the maximum amount as will result in the obligations of such Guarantor not constituting a fraudulent conveyance or transfer.

8.    Waivers. (a) Guarantor waives (1) notice of acceptance of this Guaranty and of creations of Indebtedness by Borrower to Lender; (2) presentment and demand for payment of any Indebtedness; (3) protest, notice of protest, notice of demand, and notice of dishonor or default to Guarantor or to any other party with respect to the Indebtedness or the Transaction Documents; (4) all other notices and demands to which Guarantor might be otherwise be entitled under any other instrument or agreement or applicable law; (5) any demand for payment under this Guaranty; (6) any defense arising by reason of any disability or other defense of Borrower by reason of the cessation of the liability of Borrower as a result of any cause whatsoever; (7) any rights to extension, composition or otherwise under the Bankruptcy Code, or under any state or other federal statute; (8) any right or claim or claim of right to cause a marshalling of Borrower's assets; and (9) all other rights and defenses, the assertion or exercise of which would in any way diminish the liability of Guarantor hereunder.

(b)   Guarantor waives any duty on the part of Lender to disclose or report to Guarantor any information now or hereafter known to Lender relating to the business, operation, condition or assets of Borrower; regardless of whether Lender has reason to believe that any such facts materially increase the risk beyond that which Guarantor intends to assume or has reason to believe that such facts are unknown to Guarantor or has a reasonable opportunity to communicate such facts to Guarantor. Lender shall have no duty to inquire into the authority or powers of Borrower or any officer, employee or agent of Borrower with regard to any Indebtedness, and all Indebtedness made or created in good faith reliance upon the professed exercise of any such authority or powers shall be guaranteed hereunder.

(c)   AS SPECIFIC INDUCEMENT FOR LENDER TO EXTEND CREDIT TO THE BORROWER, AND AFTER HAVING THE OPPORTUNITY TO CONSULT COUNSEL, GUARANTOR AND LENDER EXPRESSLY WAIVE ANY RIGHT HE MAY HAVE TO A TRIAL BY JURY IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING ARISING FROM OR RELATED TO THIS GUARANTY.

9.    No Reliance by Guarantor. Guarantor is fully aware of the financial condition of Borrower, and delivers this Guaranty based solely on its own independent investigation and does not rely in any way on any representation or statement of Lender with respect to Borrower's financial condition. Guarantor is in a position to and assumes full responsibility for obtaining any information concerning Borrower's financial condition, business operations, assets and other matters bearing on the risk of non-payment of the Indebtedness, as Guarantor may deem material to its obligations hereunder.

10.   Subordination. In the event that for any reason whatsoever Borrower is now or hereafter becomes indebted to Guarantor, Guarantor agrees that the amount of such indebtedness and all interest thereon and any security interests related thereto shall at all times be subordinate as to lien, time of payment and in all other respects to the Indebtedness and Lender's rights under the Transaction Documents, and that Guarantor shall not be entitled to enforce or receive payment thereof until all sums then due and owing to Lender shall have been paid in full. Nothing herein contained is intended or shall be construed to give to Guarantor any right of subrogation in or under the Transaction Documents, or any right to participate in any way therein, or in the right, title and interest of Lender in and to the collateral covered by the Transaction Documents, notwithstanding any payments made by Guarantor under this Guaranty, all rights of subrogation, reimbursement, contribution and participation being hereby expressly waived and released.

11.   Exercise of Rights by Lender. (a) Immediately upon the occurrence of an Event of Default and written demand by Lender, Guarantor shall pay to Lender the full amount of the Indebtedness and shall do and perform each of the Obligations, as if the Indebtedness and the Obligations constituted the direct and primary obligations of Guarantor. Lender shall be entitled to proceed directly against Guarantor for payment of the Indebtedness or performance of the Obligations, without first pursuing or exhausting any remedy that Lender then may have against Borrower, any other guarantor or third party, or any security or collateral for the Indebtedness and Obligations. Any failure of Lender to exercise its right to proceed directly against Guarantor, or any delay in the exercise thereof, shall not be construed as a waiver by Lender with respect thereto.

(b)    All remedies afforded to Lender by reason of this Guaranty are separate and cumulative remedies. No one of such remedies, whether exercised by Lender or not, shall be deemed to be in exclusion of any of the other remedies available to Lender, and shall in no way limit or prejudice any other legal or equitable remedy which Lender may have in any security or collateral for the Indebtedness and the Obligations. Nothing in this Guaranty is intended or shall be construed to prevent Lender, upon the occurrence of an Event of Default, in the exercise of its sole discretion, from foreclosing the liens of the Transaction Documents and enforcing the provisions thereof.

(c)    This Guaranty shall continue to be effective, or be reinstated, as the case may be, if at any time any whole or partial payment of the Indebtedness or performance of Obligations is or is sought to be rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Borrower, or upon or as a result of the appointment of a receiver, intervenor or conservator or trustee or similar office for, Borrower or any substantial part of its property, or otherwise, all as though such payments and performance had not been made.

12.    General. (a) Any notice, demand or request by Lender or Guarantor to the other shall be in writing, and shall be deemed to have been duly given or made if either delivered personally to the other party or mailed by certified mail or registered mail addressed to Guarantor at Guarantor's Address, or to Lender at Lender's Address, as the case may be.

(b)    Guarantor agrees that Lender may (1) transfer or assign the Loan, Note and other Transaction Documents in accordance with the terms of the Note and the Mortgage, and (2) assign this Guaranty and all of its rights, interests and remedies hereunder, to any other person, firm, bank or corporation whatsoever, without notice to or consent by Guarantor. Guarantor will cooperation with any transfer or assignment of the Loan, Note and other Transaction Documents as contemplated by the Note and Mortgage, including, without limitation, the delivery of an estoppel certificate required in accordance with Section 8.3 of the Mortgage, such documents as may be reasonably requested by Lender and the information relating to the Guarantor as described in Section 8.2 of the Mortgage. Further, Guarantor consents to Borrower providing such information to Lender and Lender providing such information to Investors, prospective Investors or Rating Agency in connection with any sale or transfer of the Loan, Note and other Transaction Documents. This instrument shall inure to the benefit of Lender and Lender's successors and assigns, and shall bind Guarantor, and Guarantor's heirs, executors, administrators, legal representatives, successors and assigns.

(c)    In the event that more than one person or entity guarantees the Loan, the covenants and agreements of Guarantor contained herein shall be the joint and several covenants and agreements of each such person and/or entity including each Guarantor hereunder.

(d)    Guarantor agrees to pay reasonable attorneys' fees and expenses incurred by Lender in enforcement of the Transaction Documents, including this Guaranty.

(e)    Guarantor authorizes Ford Credit to obtain consumer reports or other credit reports as it deems necessary for the origination, review, collection and enforcement of this Guaranty.

(f)    This Guaranty shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Massachusetts, without regard to principles of conflict of laws, except as may be preempted by federal law.

(g)    Lender and Guarantor intend this writing to be a final expression of this agreement of guaranty and a complete and exclusive statement of the terms of this agreement of guaranty. No modification or waiver of the terms of this Guaranty shall be effective unless in writing. No course of prior dealings between the parties, no usage of the trade, and no parol or extrinsic evidence of any nature, shall be used or be relevant to supplement or explain or modify any term used in this agreement of guaranty. No notice to or demand on Guarantor shall be deemed to be a waiver of the obligation of Guarantor or the right of Lender to take further action without notice or demand as provided herein nor shall any such waiver be applicable except in the specific instance for which given.

(h)    Guarantor (1) submits to the personal jurisdiction in the Commonwealth of Massachusetts, the courts thereof and the United States District Courts sitting therein for the enforcement of this Guaranty, (2) waives any and all personal rights under the law of any jurisdiction to object on any basis (including, without limitation, inconvenience of forum) to jurisdiction or venue within the Commonwealth of Massachusetts for the purpose of litigation to enforce this Guaranty and the other Transaction Documents, and (3) agrees that service of process may be made upon Guarantor in any manner prescribed by applicable federal rules of civil procedure or by applicable local rules or laws of civil procedure for the giving of notice to Guarantor. Nothing contained here, however, shall prevent Lender from bringing any action or exercising any rights against Guarantor personally, its assets and any security for the Guaranty within any other state or jurisdiction.

Guarantor has executed this Guaranty as of the date first above written.

HOMETOWN AUTO FRAMINGHAM, INC., a Massachusetts corporation

By:
Corey Shaker, President

By:
Charles Schwartz, Secretary

FAMILY FORD, INC., a Connecticut corporation

By:
Corey Shaker, President

By:
Charles Schwartz, Secretary

SHAKER’S INC., a Connecticut corporation

By:
Corey Shaker, President

By:
Charles Schwartz, Secretary

HOMETOWN BRATTLEBORO, INC., a Vermont corporation

By:
Corey Shaker, President

By:
Charles Schwartz, Secretary

SHAKER AUTO GROUP, INC., a Connecticut corporation

By:
Corey Shaker, President

By:
Charles Schwartz, Secretary